                                                                    Exhibit 99.2


         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         We acquired the assets of the safety Huber needle business of Luther Needlesafe Products, Inc. on April 1, 2004. Luther Needlesafe's results of operations for the year ended December 31, 2003 are included in our pro forma consolidated statement of operations for the year ended December 31, 2003. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 gives effect to the acquisition of the assets of the safety Huber needle business of Luther Needlesafe Products, Inc. as if this event had occurred on January 1, 2003. The unaudited condensed consolidated balance sheet as of December 31, 2003 gives effect of the acquisition of the assets of the safety Huber needle business of Luther Needlesafe Products, Inc. as of such date.

         This pro forma financial information does not purport to represent what our actual results of operations or financial position would have been had the acquisition occurred on the date indicated or for any future period or date. The pro forma adjustments give effect to available information and assumptions that we believe are reasonable. You should read our pro forma consolidated financial information in conjunction with our financial statements and related notes, as well as Management's Discussion and Analysis, contained in our Annual Report on Form 10-K for the year ended December 31, 2003.

                           THE MED-DESIGN CORPORATION

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                         HISTORICAL (1)
                                            ------------------------------------------
                                                   THE                   LUTHER
                                               MED-DESIGN              NEEDLESAFE             PRO FORMA                PRO
                                               CORPORATION           PRODUCTS, INC.          ADJUSTMENTS              FORMA
                                            ------------------     -------------------    -------------------     --------------

Revenue                                              $826,725                $718,909                                $1,545,634

Product Costs                                         153,953                 337,856                 6,150 (2)         497,959
General and administrative                          5,927,713                 579,136                                 6,506,849
Research and development                            1,484,891                   9,651               544,875 (3)       2,039,417
                                                 ------------           -------------          ------------         -----------
Total operating expenses                            7,566,557                 926,643               551,025           9,044,225

Loss from operations                               (6,739,832)               (207,734)             (551,025)         (7,498,591)
Interest expense                                         (422)                (47,056)                                  (47,478)
Investment income                                     693,765                                                           693,765
                                                 ------------           -------------          ------------         -----------

Net loss                                          ($6,046,489)              ($254,790)            ($551,025)        ($6,852,304)
                                                 ============           =============          ============         ===========


Basic and diluted loss per common share                ($0.42)                                                           ($0.48)

Basic and diluted weighted average
 common shares outstanding                         14,282,613                                                        14,349,707




                  See accompanying notes to Unaudited Pro Forma
                      Consolidated Statement of Operations

                           THE MED-DESIGN CORPORATION

                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

1) The historical results of operations of The Med-Design Corporation and Luther Needlesafe Products, Inc. reflect their respective results for the year ended December 31, 2003

2) The pro forma depreciation of equipment gives effect to the acquisition of the safety Huber needle business of Luther Needlesafe Products, Inc. as if this event had occurred on January 1, 2003.

3) The pro forma amortization of product technology gives effect to the acquisition of the safety Huber needle business of Luther Needlesafe Products, Inc. as if this event had occurred on January 1, 2003.

                           THE MED-DESIGN CORPORATION

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                             AS OF DECEMBER 31, 2003

                                                         Historical (1)
                                           -------------------------------------------
                                                  THE                   LUTHER
                                               MED-DESIGN             NEEDLESAFE              PRO FORMA                   PRO
                                              CORPORATION            PRODUCTS, INC           ADJUSTMENTS                  FORMA
ASSETS

Current assets:

 Cash and cash equivalents                         $5,198,837                 $24,519                                   $5,223.356
 Available for sale securities                     19,830,912                                   ($5,600,000) (2)        14,230,912
 Trade Receivable                                     655,056                  56,752                                      711,808
 Inventories, net                                                              74,086                                       74,086
 Prepaid expenses and other current
   assets                                             305,004                                                              305,004
                                               --------------         ---------------         -------------           ------------
   Total current assets                            25,989,809                 155,357            (5,600,000)            20,545,166


 Property, plant and equipment, net of
   accumulated of accumulated
   depreciation of $1,433,020 and
   $1,366,305, respectively                           782,872                  61,498                61,498 (3)            905,868
 Patents, net of accumulated
   amortization of $892,442 and
   $843,133, respectively                           1,773,748                                                            1,773,748
 Investment in Huber assets, net                                                                  6,538,502 (4)          6,538,502
                                               --------------         ---------------         -------------          -------------
   Total assets                                   $28,546,429                $216,855            $1,000,000            $29,763,284
                                               ==============         ===============         =============          =============


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Current portion of capital lease
   obligations                                          1,506                                                                1,506
 Accounts payable                                     451,110                 334,320                                      785,430
 Accrued compensation and benefits                    162,740                                                              162,740
 Accrued professional fees                            138,950                                                              138,950
 Due to related parties                                                       374,317                                      374,317
 Current portion of obligation under
  safety Huber needle acquisition
  contract                                                                                          350,000 (5)            350,000
 Other accrued expenses                                27,466                                                               27,466
                                               --------------         ---------------         -------------          -------------
   Total current liabilities                          781,772                 708,637               350,000              1,840,409

 Long-term obligation under Huber
   contract                                                                                         800,000 (6)            800,000

                                               --------------         ---------------         -------------         --------------
   Total liabilities                                  781,772                 708,637             1,150,000              2,640,409

Commitments and contingencies (note 6)

Stockholders' equity
 Preferred stock, $.01 par value,
   5,000,000 shares authorized;
   No shares outstanding at December 31,
    2003
  Common stock, $.01 par value,
   30,000,000 shares authorized;
   16,622,690 shares issued and
   outstanding                                        165,724                                           671 (7)            166,395
 Common stock, no par value, 50,000,000
   shares authorized;
   10,000,000 shares issued and outstanding                                     1,000                                        1,000
 Additional paid-in capital                        71,033,777                                      (150,671)(8)         70,883,106
 Accumulated deficit                              (43,279,731)               (492,782)                    0            (43,772,513)
 Accumulated other comprehensive income              (155,113)                                                            (155,113)
                                               --------------         ---------------         -------------         --------------
   Total stockholders' equity                      27,764,657                (491,782)             (150,000)            27,122,875
                                               --------------         ---------------         -------------         --------------
   Total liabilities and stockholders'
     equity                                       $28,546,429                $216,855            $1,000,000            $29,763,284
                                               ==============         ===============         =============         ==============



    See accompanying notes to Unaudited Pro Forma Consolidated Balance Sheet

                           THE MED-DESIGN CORPORATION

                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                                  BALANCE SHEET
                             AS OF DECEMBER 31, 2003

1) The historical balance sheets of The Med-Design Corporation and Luther Needlesafe Products, Inc. reflect their respective financial positions at December 31, 2003.

2) The pro forma adjustment gives effect to the cash paid to Luther Needlesafe for the assets acquired in accordance with the terms of the agreement.

3) The pro forma adjustment gives effect to the fair value of the equipment acquired, for the safety Huber needle business of Luther Needlesafe Products, Inc.

4) The pro forma adjustment gives effect to the fair value of product technology acquired for the safety Huber needle business of Luther Needlesafe Products, Inc.

5) The pro forma adjustment gives effect to the current portion of the consulting agreement of $400,000 to be paid over the next four years and the remaining payments for the assets acquired of $750,000 in Med-Design stock or cash.

6) The pro forma adjustment gives effect to the long-term portion of the consulting agreement of $400,000 to be paid over the next four years and the payments for the assets acquired of $750,000 in Med-Design stock or cash.

7) The pro forma adjustment gives effect to the par value of the stock issued to Luther Needlesafe Products, Inc., 67,094 shares of Med-Design common stock at $0.01 in accordance with terms of the agreement.

The pro forma adjustment gives effect to the cost over fair value of assets acquired for the Huber needle business of $400,000 and the cost in excess of par value of $249,329 for the issuance of 67,094 shares of Med-Design stock to Luther Needlesafe, Inc. in accordance with the terms of the agreement.